CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Gary S. Niederpruem, Chief Executive Officer and Director of Forgent Power Solutions, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Annual Report on Form 10-K of the Company for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 15, 2026	/s/ Gary J. Niederpruem Gary J. Niederpruem Chief Executive Officer and Director (Principal Executive Officer)